Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL BELOW.

	For	Against	Abstain	+
1. The approval of the Plan of Conversion and Reorganization.	☐	☐	☐

	For	Against	Abstain

2.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation regarding a super-majority vote to approve certain amendments to Ottawa Bancorp, Inc.’s articles of incorporation.

	☐	☐	☐

	For	Against	Abstain

3.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Ottawa Bancorp, Inc.’s outstanding voting stock.

	☐	☐	☐

	For	Against	Abstain

4. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

02EP8A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — OTTAWA SAVINGS BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

            , 2016,    :    .m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints                      and                     , and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Ottawa Savings Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote only at the special meeting of shareholders, to be held on             , 2016 at     :    .m., local time                                      and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” Proposals 1 through 4. If any other business is presented at the              meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL BELOW.

	For	Against	Abstain	+
1. The approval of the Plan of Conversion and Reorganization.	☐	☐	☐

	For	Against	Abstain

2.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation regarding a super-majority vote to approve certain amendments to Ottawa Bancorp, Inc.’s articles of incorporation.

	☐	☐	☐

	For	Against	Abstain

3.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Ottawa Bancorp, Inc.’s outstanding voting stock.

	☐	☐	☐

	For	Against	Abstain

4. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

02EP9A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — OTTAWA SAVINGS BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

            , 2016,     :    .m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints                      and                 , and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Ottawa Savings Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote only at the special meeting of shareholders, to be held on             , 2016 at     :    .m., local time                                      and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” Proposals 1 through 4. If any other business is presented at the              meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL BELOW.

	For	Against	Abstain

1. The approval of the Plan of Conversion and Reorganization.	☐	☐	☐

	For	Against	Abstain

2.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation regarding a super-majority vote to approve certain amendments to Ottawa Bancorp, Inc.’s articles of incorporation.

	☐	☐	☐

	For	Against	Abstain

3.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Ottawa Bancorp, Inc.’s outstanding voting stock.

	☐	☐	☐

	For	Against	Abstain

4. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this voting instruction card.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.

/ /

02EPAA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

401(k) PLAN PARTICIPANT VOTING INSTRUCTIONS — OTTAWA SAVINGS BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

            , 2016,     :         .m., Local Time

The above signed hereby directs Community Bank of Pleasant Hill (the “Employer Stock Fund Trustee”) to vote all shares of Company common stock credited to me under the Ottawa Savings Bank Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”) that the above signed is entitled to direct the Employer Stock Fund Trustee to vote at the special meeting of shareholders, to be held on             , 2016 at     :     .m., local time at                                          and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL BELOW.

	For	Against	Abstain	+
1. The approval of the Plan of Conversion and Reorganization.	☐	☐	☐

	For	Against	Abstain

2.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation regarding a super-majority vote to approve certain amendments to Ottawa Bancorp, Inc.’s articles of incorporation.

	☐	☐	☐

	For	Against	Abstain

3.  An informational proposal regarding approval of a provision in Ottawa Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Ottawa Bancorp, Inc.’s outstanding voting stock.

	☐	☐	☐

	For	Against	Abstain

4. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.

C	Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this voting instruction card.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.

/ /

02EPBA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ESOP PARTICIPANT VOTING INSTRUCTIONS — OTTAWA SAVINGS BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

            , 2016,     :    .m., Local Time

The above signed hereby directs Community Bank of Pleasant Hill (the “ESOP Trustee”) to vote all shares of common stock of the Company allocated to me through the Ottawa Savings Bank Employee Stock Ownership Plan (“ESOP”) that the above signed is entitled to direct the ESOP Trustee to vote at the special meeting of shareholders, to be held on             , 2016 at     :    .m., local time at                                          and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.